                         L-3 COMMUNICATIONS CORPORATION

                          CONSENT AND SECOND AMENDMENT
             TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT


         This CONSENT AND SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 25, 2002 and entered into by and among L-3 COMMUNICATIONS CORPORATION, a Delaware corporation (the "BORROWER") which is wholly owned by L-3 COMMUNICATIONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Lenders party to the Credit Agreement referred to below on the date hereof (the "LENDERS"), BANK OF AMERICA, N.A., ("BOA"), as administrative agent for the Agents (as defined below) and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), LEHMAN COMMERCIAL PAPER, INC. ("LCPI") as syndication agent and documentation agent (in such capacity, the "SYNDICATION AGENT" and the "DOCUMENTATION AGENT") and certain financial institutions named as co-agents. All capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below).


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and certain other parties have entered into the Second Amended and Restated 364 Day Credit Agreement dated as of May 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrower desires that the Lenders consent to an extension of the Revolving 364 Day Termination Date, provide a limited waiver of compliance with Section 7.10(a) of the Credit Agreement and amend certain provisions of the Credit Agreement to, inter alia, (i) allow the Borrower to refinance certain subordinated debt, (ii) facilitate the extension of the Revolving 364 Day Termination Date, (iii) increase the amount of certain permitted Indebtedness, (iv) amend the Debt Ratio, and (v) make certain other amendments.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. CONSENT AND WAIVER FOR EXTENSION.

         1.1 Extension of Revolving 364 Day Termination Date. Borrower has requested that each Lender consent to the extension of the Revolving 364 Day Termination Date for an additional 364 day period commencing on the "Extension Effective Date" (as defined below) (the "REQUESTED EXTENSION"). The Borrower has also requested that each Lender waive the requirements in subsection 2.5(a) of the Credit Agreement that (i) the Borrower's request for the proposed Requested Extension be made no earlier than 60 days prior to the scheduled Revolving

364 Day Termination Date (the "NOTICE LIMITATION"), (ii) each Lender shall advise the Administrative Agent and the Borrower whether such Lender consents to the Requested Extension not later than 30 days after receipt of notice of the proposed Requested Extension (the "RESPONSE PERIOD") and (iii) the Borrower provide the Administrative Agent with no less than 5 day's prior written notice (the "FIVE DAY PERIOD") of the Borrower's election to exercise the Extension Option with only those Lenders constituting Extending Lenders in accordance with subsection 2.5(a) of the Credit Agreement (the "EXERCISE NOTICE"). In addition, the Borrower has been advised by certain Lender(s) (each a "NONCONSENTING LENDER") that such Nonconsenting Lender(s) do not desire to consent to the Requested Extension. Solely in connection with the Requested Extension, Borrower requests that the 5 Business Day prior notice requirement for replacing such a Nonconsenting Lender in subsection 2.17 of the Credit Agreement be waived (the "NONCONSENTING LENDER NOTICE PERIOD"). Subject to the satisfaction of the conditions precedent to this Amendment set forth in Section 4 hereof, (i) each Lender executing this Amendment hereby consents to the Requested Extension and agrees to waive the Notice Limitation, the Response Period and the Nonconsenting Lender Notice Period solely with respect to the Requested Extension and (ii) each Lender agrees to waive the delivery of the Exercise Notice in the Five Day Period, provided that such Exercise Notice shall be delivered to the Administrative Agent on or prior to the Extension Effective Date.

         SECTION 2. LIMITED WAIVER FOR EQUITY PROCEEDS APPLICATION. Borrower has advised the Lenders that Borrower will issue Additional Subordinated Indebtedness not to exceed $500,000,000 in principal amount at or about the time of the consummation of the AIS Acquisition by Borrower to finance a portion of the purchase price of the AIS Acquisition (the "SUBORDINATED BRIDGE INDEBTEDNESS"). Borrower has advised the Lenders that Borrower desires to refund, refinance and/or repay the Subordinated Bridge Indebtedness with the proceeds of an issuance of Additional Subordinated Indebtedness and/or an issuance of common stock or preferred stock of Holdings which issuance of such preferred stock requires no cash redemption or other principal payment prior to the date that is one year after the "Termination Date" (as such term is defined in the Facility A Credit Agreement) (any such issuance of common or preferred stock, a "SPECIAL EQUITY ISSUANCE"). To permit Borrower to repay the Subordinated Bridge Indebtedness with the proceeds of a Special Equity Issuance, Borrower requests that the Required Lenders grant a limited waiver of compliance with the terms of Section 7.10(a) for such purpose. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5 of this Amendment, the Required Lenders hereby waive compliance with Section 7.10(a) of the Credit Agreement solely for the purpose of permitting Borrower to repay the Subordinated Bridge Indebtedness with the proceeds of a Special Equity Issuance. The foregoing waiver shall be limited as written and shall not be deemed to operate as a waiver of compliance with Section 7.10(a) for any Additional Subordinated Indebtedness issued to refund, refinance and/or repay the Subordinated Bridge Indebtedness or for any other purpose.

         SECTION 3. GENERAL AMENDMENTS. Subject to the satisfaction of each of the conditions to effectiveness set forth in Section 5 of this Amendment, the Borrower and the Required Lenders hereby agree to amend the Credit Agreement as follows:

         3.1 The following defined terms are hereby added to Subsection 1.1 of the Credit Agreement in proper alphabetical order:

                  "AIS Acquisition": shall mean the acquisition by Borrower of certain assets of the Aircraft Integration Systems operating segment of Raytheon Company.

                  "Lender Fee Letter": shall mean that certain Lender Fee Letter for $750 Million Senior Credit Facilities between the Administrative Agent, BAS and the Borrower dated on or about February 8, 2002.

         3.2 The following defined term in Subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

                  "Credit Documents": this Agreement, the Notes, the Applications, the Guarantees, the Fee Letter, the Lender Fee Letter and the Pledge Agreements.

         3.3 The term "Consolidated EBITDA" in Subsection 1.1 of the Credit Agreement is amended by adding the following new language at the end thereof:

                  "For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters occurring after the AIS Acquisition (each, a "Reference Period") pursuant to any determination of the Debt Ratio, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect to (i) exclude from costs the positive difference, if any, between (A) the amount of annual corporate overhead costs attributed to the operations associated with the business comprising the AIS Acquisition by Raytheon Company prior to such acquisition by the Borrower and (B) the amount of annual corporate overhead costs that will be attributed by the Borrower to the operations associated with the business comprising the AIS Acquisition from and after such acquisition by the Borrower, (ii) exclude any losses or gains associated with any contract estimate at completion ("EAC"), unrecoverable inventories and uncollectable receivables adjustment included in the historical results of operations associated with the business comprising the AIS Acquisition within the 12 months prior to the effective date of the AIS Acquisition for accounting purposes, if such contract EAC, unrecoverable inventories or uncollectible receivable adjustments pertained to contracts or assets excluded from the business comprising the AIS Acquisition, and (iii) exclude any losses or gains, up to a maximum amount of $16,000,000, associated with any contract EAC, unrecoverable inventories and uncollectable receivables adjustment included in the historical results of operations associated with the Sea Sentinel contract within the 12 months prior to the effective date of the AIS Acquisition for accounting purposes; provided, however, that such adjustments to Consolidated EBITDA are demonstrated by appropriate footnotes to the audited financial statements of the business comprising the AIS Acquisition or appropriate schedules and other materials prepared and certified by the Borrower and delivered to the Administrative Agent no more than 15 days after the completion of the audit of the financial statements of the business comprising the AIS Acquisition for the fiscal year ended prior to the consummation of AIS Acquisition."

         3.4 The following defined term in Subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

                  "Revolving 364 Day Commitment": the commitment of a Lender, as set forth on Schedule I hereto as amended from time to time pursuant to this Agreement, to make Revolving 364 Day Loans to the Borrower pursuant to Subsection 2.1(a)(i) and to issue and/or purchase participations in Letters of Credit pursuant to Section 3; and "Revolving 364 Day Commitments" means the Revolving 364 Day Commitments of all Lenders in the aggregate set forth on Schedule I hereto, as amended from time to time pursuant to this Agreement.

         3.5 Subsection 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) Debt Ratio. Permit the Debt Ratio at the last day of any fiscal quarter to be greater than the ratio set forth below opposite the date on which such fiscal quarter ends:

                  Fiscal Quarter Ending                  Ratio

                  June 30, 2001                          4.50
                  September 30, 2001                     4.50
                  December 31, 2001                      4.50

                  March 31, 2002                         4.85
                  June 30, 2002                          4.85
                  September 30, 2002                     4.50
                  December 31, 2002                      4.25

                  March 31, 2003                         4.25
                  June 30, 2003                          4.25
                  September 30, 2003                     4.25
                  December 31, 2003                      4.00

                  March 31, 2004                         4.00
                  June 30, 2004                          4.00
                  September 30, 2004                     4.00
                  December 31, 2004 and thereafter       3.50

         3.6 Subsection 7.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(e) Indebtedness of the Borrower or any Subsidiary in respect of any Subordinated Debt, and refundings or refinancings thereof, provided that the Indebtedness being incurred to accomplish such refunding or refinancing shall qualify as Additional Subordinated Indebtedness;"

3.7 Schedule 7.2(f) to the Credit Agreement is hereby amended by deleting therefrom each reference to any Subordinated Debt and Convertible Securities appearing therein.

         3.8 Subsection 7.2(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(j) Indebtedness of the Borrower or any of its Subsidiaries (other than as described under subsection 7.2(a) above) incurred in connection with the issuance of any surety bonds, performance letters of credit or other similar performance bonds required pursuant to any Contractual Obligation or Requirement of Law to which Borrower or any of its Subsidiaries are subject in an aggregate principal amount not exceeding $200,000,000 at any time outstanding; and"

         3.9 Subsection 7.10(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "(a) Except pursuant to a refinancing or refunding permitted by subsection 7.2(e) hereof, make any optional payment or prepayment on or redemption or purchase of, or deliver any funds to any trustee for the prepayment, redemption or defeasance of, any Subordinated Debt or amend, modify or change, or consent or agree to any amendment, modification or change to any of the material terms of any such Subordinated Debt Documents (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon)."

         SECTION 4. CONDITIONS TO EFFECTIVENESS FOR SECTION 1. The provisions of
Section 1 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "EXTENSION EFFECTIVE DATE"):

         4.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto; provided that if not all of the Lenders shall have complied with the condition set forth in
Section 4.2 below, the Borrower shall have provided the Administrative Agent with the Exercise Notice;

         4.2 The Required Lenders, each of which shall be an Extending Lender, shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment and, solely with respect to the waiver of the Nonconsenting Lender Notice Period, each Nonconsenting Lender shall have delivered to the Administrative Agent an executed original or facsimile counterpart of its signature page to this Amendment as a Nonconsenting Lender;

         4.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower.

         4.4 The representations and warranties contained in Section 6 hereof shall be true and correct in all respects; and

         4.5 All conditions to effectiveness set forth in Sections 3.1, 3.2, 3.3 and 3.4 in the Second Amendment to the Third Amended and Restated Credit Agreement of even date herewith shall have been satisfied.

         SECTION 5. CONDITIONS TO EFFECTIVENESS FOR SECTIONS 2 AND 3. The provisions of Sections 2 and 3 of this Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such effective date occurring upon satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

         5.1 The Borrower shall have delivered to Administrative Agent executed copies of this Amendment and each of the other Credit Parties shall have delivered to the Administrative Agent executed copies of the Guarantors' Consent and Acknowledgment to this Amendment in the form attached hereto;

         5.2 The Required Lenders shall have delivered to the Administrative Agent an executed original or facsimile of a counterpart of this Amendment;

         5.3 The Administrative Agent shall have received a secretary's or assistant secretary's certificate of the Borrower certifying board resolutions authorizing the execution, delivery and performance of this Amendment by the Borrower;

         5.4 The representations and warranties contained in Section 6 hereof shall be true and correct in all respects; and

         5.5 All conditions to effectiveness set forth in Sections 3.1, 3.2, 3.3 and 3.4 in the Second Amendment to the Third Amended and Restated Credit Agreement of even date herewith shall have been satisfied.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

         6.1 Authorization and Enforceability. (a) The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower and (c) this Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and, when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, (ii) general equitable principles

(whether considered in a proceeding, in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

         6.2 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date and/or Extension Effective Date (as applicable), to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         6.3 Absence of Default and Setoff. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a potential Event of Default and no defense, setoff or counterclaim of any kind, nature or description exists to the payment and performance of the obligations owing by Borrower to the Agents and the Lenders.

         SECTION 7. MISCELLANEOUS.

         7.1 Effect on the Credit Agreement and the other Credit Documents. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

         7.2 Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.5 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         7.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         7.4 SUBMISSION TO JURISDICTION; WAIVERS; WAIVER OF JURY TRIAL; ACKNOWLEDGMENTS; CONFIDENTIALITY. Each of the terms and conditions set forth in Sections 10.12, 10.13, 10.14 and 10.15 of the Credit Agreement are hereby incorporated into this Amendment as if set forth fully herein except that each reference to "Agreement" therein shall be deemed to be a reference to "Amendment" herein.

         7.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Except for the terms of
Section 1 hereof (which shall only become effective on the Extension Effective
Date) and the terms of Sections 2 and 3 hereof (which shall only become effective on the Second Amendment Effective Date), this Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         7.6 Acknowledgement Regarding Pricing. Borrower acknowledges and agrees that notwithstanding anything to the contrary contained in this Amendment or the Credit Agreement, for period following the date the Borrower consummates the AIS Acquisition through but not including the Adjustment Date related to the fiscal quarter ending as of March 31, 2002, the Applicable Margin and the Commitment Fee will be equal to the pricing level applicable to a Debt Ratio of >4.25x.

         7.7 Rollover Fee. Subject to the occurrence of the Extension Effective Date, the Borrower hereby agrees to pay to each Lender consenting to the Requested Extension and the waiver of the Notice Limitation (each such Lender, a "Consenting Lender") a non-refundable fee (the "Rollover Fee") in the amount set forth in the Lender Fee Letter. The Rollover Fee owing to each Consenting Lender pursuant to the terms of the Lender Fee Letter shall be paid in immediately available funds by the Borrower to the Administrative Agent for the benefit of such Consenting Lenders not later than noon (New York time) on the first Business Day following the occurrence of the Extension Effective Date.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             L-3 COMMUNICATIONS CORPORATION


                             By: ___________________________________________
                                 Title:


                             BANK OF AMERICA, N.A.,
                              as Administrative Agent


                             By: ___________________________________________
                                 Title:


                             BANK OF AMERICA, N.A.,
                              as a Lender


                             By: ___________________________________________
                                 Title:

                             LEHMAN COMMERCIAL PAPER INC.,
                                as Documentation Agent, Syndication Agent and as a Lender


                             By: ___________________________________________
                                 Title:












       [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO SECOND AMENDED
                     AND RESTATED 364 DAY CREDIT AGREEMENT]

                     Guarantors' Acknowledgment and Consent

                  Each of the undersigned hereby acknowledges receipt of the attached Amendment and consents to the execution and performance thereof by L-3 Communications Corporation. Each of the undersigned hereby also reaffirms that the guarantee and any applicable Pledge Agreement of such undersigned in favor of the Administrative Agent for the ratable benefit of the Lenders and the Agents remains in full force and effect and acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to obligations arising under such guarantee or any applicable Pledge Agreement.

Date: February 25, 2002



                                  L-3 COMMUNICATIONS HOLDINGS, INC.


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President-General Counsel and
                                             Secretary


                                  HYGIENETICS ENVIRONMENTAL
                                  SERVICES, INC.


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary


                                  L-3 COMMUNICATIONS ILEX SYSTEMS,
                                  INC.


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary


                                  L-3 COMMUNICATIONS SPD
                                  TECHNOLOGIES INC.


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary




 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT AND SECOND AMENDMENT
            TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                  L-3 COMMUNICATIONS AYDIN
                                  CORPORATION


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary


                                  MICRODYNE CORPORATION


                                  By: __________________________________________
                                      Name:  Christopher C. Cambria
                                      Title: Vice President and Secretary


                                  COLEMAN RESEARCH CORPORATION


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  EER SYSTEMS, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  ELECTRODYNAMICS, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  HENSCHEL, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary



 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT AND SECOND AMENDMENT
            TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                  INTERSTATE ELECTRONICS
                                  CORPORATION


                                  By: __________________________________________
                                      Name:   Christopher C. Cambria
                                      Title:  Vice President and Secretary


                                  KDI PRECISION PRODUCTS, INC.


                                  By: __________________________________________
                                       Name:   Christopher C. Cambria
                                       Title:  Vice President and Secretary


                                  L-3 COMMUNICATIONS DBS
                                  MICROWAVE, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  L-3 COMMUNICATIONS ESSCO, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  L-3 COMMUNICATIONS STORM
                                  CONTROL SYSTEMS, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary



 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT AND SECOND AMENDMENT
            TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                  MPRI, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  PAC ORD, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  POWER PARAGON, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  SOUTHERN CALIFORNIA
                                  MICROWAVE INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  SPD ELECTRICAL SYSTEMS, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary





 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT AND SECOND AMENDMENT
            TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                  SPD HOLDINGS, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary


                                  SPD SWITCHGEAR, INC.


                                  By: __________________________________________
                                       Name:  Christopher C. Cambria
                                       Title: Vice President and Secretary















 [SIGNATURE PAGES TO GUARANTORS' ACKNOWLEDGMENT TO CONSENT AND SECOND AMENDMENT
            TO SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        THE BANK OF NEW YORK


                                        By:_________________________________
                                           Title:


































               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        BANK ONE, N.A. (Main Office Chicago)


                                        By:_________________________________
                                           Title:



























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        FLEET NATIONAL BANK


                                        By:_________________________________
                                           Title:


























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By:_________________________________
                                           Title:































               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        FIRST UNION COMMERCIAL
                                        CORPORATION


                                        By:_________________________________
                                           Title:

























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        THE FUJI BANK, LIMITED


                                        By:_________________________________
                                           Title:





























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        HSBC BANK USA


                                        By:_________________________________
                                           Title:


































               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                        THE GOVERNOR AND COMPANY OF
                                        THE BANK OF IRELAND


                                        By:_________________________________
                                           Title:

                                        By:_________________________________
                                           Title:


























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                         COMERICA BANK


                                         By:_________________________________
                                            Title:





























               [SIGNATURE PAGES TO CONSENT AND SECOND AMENDMENT TO
              SECOND AMENDED AND RESTATED 364 DAY CREDIT AGREEMENT]

                                         CREDIT INDUSTRIEL ET COMMERCIAL


                                         By:_________________________________
                                            Title:



































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                                         THE DAI-ICHI KANGYO BANK, LTD.


                                         By:_________________________________
                                            Title:





































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                                         BARCLAYS BANK PLC

                                         By:_________________________________
                                            Title:








































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                                         RZB FINANCE LLC


                                         By:_________________________________
                                            Title:




























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                                         ERSTE BANK, NEW YORK


                                         By:_________________________________
                                            Title:





































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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION


                                         By:_________________________________
                                            Title:












































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                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED


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                                            Title:



































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                                         THE MITSUBISHI TRUST AND
                                         BANKING CORPORATION


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                                            Title:



































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                                         SOCIETE GENERALE


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                                            Title:




























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                                         SUNTRUST BANK


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                                            Title:


























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                                         WEBSTER BANK


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                                        NONCONSENTING LENDER:

                                        The undersigned Nonconsenting Lender
                                        hereby consents only to the waiver of
                                        the Nonconsenting Lender Notice Period
                                        set forth in Section 1.1 of this
                                        Amendment, but does not consent to any
                                        other term of this Amendment.

                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY


                                             By: ______________________________
                                             Name: ____________________________
                                                   Title:


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